UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 21, 2015
EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.
(Exact name of registrant as specified in its charter)

Washington	000-13468	91-1069248
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1015 Third Avenue, 12th Floor
Seattle, Washington 98104
(Address of principal executive offices) (Zip Code)
Registrant's telephone number, including area code: (206) 674-3400
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
The information set forth below under Item 5.07 regarding the approval of the 2015 Stock Option Plan is incorporated herein by reference. A summary of the 2015 Stock Option Plan terms were provided in the Company's definitive proxy statement (the “Proxy Statement”) on Schedule 14A filed with the Securities and Exchange Commission on April 9, 2015. These summaries are incorporated herein by reference to the Proxy Statement and qualified in its entirety by reference to the full text of the Plan and related form of agreement, copies of which are attached as appendices to the Proxy Statement.

Item 5.07	Submission of Matters to a Vote of Security Holders.
At the annual meeting of shareholders (the “Annual Meeting”) of Expeditors International of Washington, Inc. (the “Company”) held on May 21, 2015, the shareholders of the Company: (1) elected each of the ten director nominees set forth below; (2) approved an advisory vote on the compensation of the Company's Named Executive Officers; (3) approved the 2015 Stock Option Plan; (4) ratified the appointment of KPMG LLP as the Company's independent registered public accounting firm for the year ending December 31, 2015, (5) approved an advisory vote on a Company-sponsored proxy access framework, (6) did not approve a shareholder proposal on proxy access, (7) did not approve a shareholder proposal on performance-based executive equity awards, (8) did not approve a shareholder proposal on no accelerated vesting of equity awards upon a change in control, (9) did not approve a shareholder proposal on retaining significant stock from equity compensation, and (10) did not approve a shareholder proposal on recovery of unearned management bonuses. No other business was transacted at the meeting.
The final voting results of each of the proposals submitted to a vote of the shareholders of the Company at the Annual Meeting are set forth below.

(1)	Election of the following ten directors, each to serve until the next annual meeting of shareholders or until the election or qualification of his or her successor:

	Number of Shares
	Voted For	Voted Against	Abstain	Broker Non-Votes
Robert R. Wright	135,160,615	19,384,351	1,259,507	11,095,571
Mark A. Emmert	151,903,886	2,641,023	1,259,564	11,095,571
Dan P. Kourkoumelis	151,629,334	2,917,022	1,258,117	11,095,571
Michael J. Malone	133,952,588	20,590,180	1,261,705	11,095,571
Richard B. McCune	152,295,055	1,824,771	1,684,647	11,095,571
John W. Meisenbach	133,171,722	21,398,073	1,234,678	11,095,571
Jeffrey S. Musser	153,120,503	1,420,673	1,263,297	11,095,571
Liane J. Pelletier	152,616,016	1,992,290	1,196,167	11,095,571
James L.K. Wang	152,811,669	1,734,382	1,258,422	11,095,571
Tay Yoshitani	152,214,329	2,330,836	1,259,308	11,095,571
(2)    Advisory vote to approve Named Executive Officer compensation:

Number of Shares
Voted For	Voted Against	Abstain	Broker Non-Votes
103,672,012	50,673,738	1,458,723	11,095,571
(3)    Approve 2015 Stock Option Plan:

Number of Shares
Voted For	Voted Against	Abstain	Broker Non-Votes
144,161,512	9,060,662	2,582,299	11,095,571
(4)    Ratification of independent registered public accounting firm for the year ending December 31, 2015:

Number of Shares
Voted For	Voted Against	Abstain	Broker Non-Votes
164,574,155	1,120,169	1,205,720	—

(5)    Advisory vote on Company-sponsored proxy access framework:

Number of Shares
Voted For	Voted Against	Abstain	Broker Non-Votes
107,683,620	45,442,960	2,677,893	11,095,571
(6)    Shareholder proposal: shareholder-sponsored proxy access:

Number of Shares
Voted For	Voted Against	Abstain	Broker Non-Votes
53,626,528	99,456,162	2,721,783	11,095,571
(7)    Shareholder proposal: performance-based executive equity awards:

Number of Shares
Voted For	Voted Against	Abstain	Broker Non-Votes
4,195,672	150,215,593	1,393,208	11,095,571

(8)	Shareholder proposal: no accelerated vesting of equity awards upon a change in control:

Number of Shares
Voted For	Voted Against	Abstain	Broker Non-Votes
66,172,245	88,256,029	1,376,199	11,095,571

(9)	Shareholder proposal: retain significant stock from equity compensation:

Number of Shares
Voted For	Voted Against	Abstain	Broker Non-Votes
32,612,269	121,775,858	1,416,346	11,095,571

(10)	Shareholder proposal: recovery of unearned management bonuses:

Number of Shares
Voted For	Voted Against	Abstain	Broker Non-Votes
42,378,469	112,039,484	1,386,520	11,095,571

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC. (Registrant)

Date: May 26, 2015	By:	/s/ Bradley S. Powell
Bradley S. Powell
Senior Vice President and Chief Financial Officer

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